RENT-WAY REPORTS FISCAL 2003 SECOND QUARTER RESULTS

ERIE, Pa., May 1, 2003 -- Rent-Way Inc. (NYSE: RWY) today released financial results for its fiscal second quarter, ended March 31, 2003. All current and historical results reflected in this press release have been reclassified following the Company's recent sale of 295 stores, which were accounted for as discontinued operations in accordance with SFAS 144. The Company reported consolidated revenues of $130.2 million for its second fiscal quarter, versus $129.0 million in the same quarter of the last fiscal year. The Company's core rental business grew $1.5 million from the same quarter last year, with same store revenues increasing 1.9%. Consolidated operating income was $7.5 million compared to operating income of $10.3 million in the same period last year. The consolidated net loss for the quarter was $(27.9 million), or $(1.09) per share, versus net income of $1.6 million, or $0.07 per share last year.
During the quarter, several significant items impacted the Company's financial results: a $13.4 million expense from discontinued operations following the sale of 295 stores in February, a $14 million expense from the settlement of the class action securities litigation and restructuring expenses of $2.2 million. Financial results in this release that exclude these expenses represent non-GAAP financial measures (as defined by SEC Regulation G). The Company believes that these measures provide useful information about operations in the second quarter and offer investors greater comparability of quarterly financial performance on a year-to-year basis. The chart below provides financial results for the quarters ended 3/31/03 and 3/31/02, excluding the significant items listed above. Additional information reconciling the differences between these measures and the most directly comparable GAAP financial measures is presented in the supplemental information chart attached to this release.

--------------------------- ------------------- ---------------- ----------------------- ----------------------
                               Three Months      Three Months      Three Months Ended     Three Months Ended
                              Ended 3/31/03      Ended 3/31/02     3/31/03 (non-GAAP,     3/31/02 (non-GAAP,
                                  (GAAP)                                 (GAAP)
                                                                         excluding
                                                                         significant
                                                                         excluding
                                                                         items)
                                                                         significant
                                                                         items)
--------------------------- ------------------- ---------------- ----------------------- ----------------------
--------------------------- ------------------- ---------------- ----------------------- ----------------------

Operating income              $ 7.5 million     $ 10.3 million       $ 9.7 million          $ 10.3 million
--------------------------- ------------------- ---------------- ----------------------- ----------------------
--------------------------- ------------------- ---------------- ----------------------- ----------------------
Net income (loss)            $ (27.9 million)    $ 1.6 million       $ 1.7 million             $ 400,000
--------------------------- ------------------- ---------------- ----------------------- ----------------------
--------------------------- ------------------- ---------------- ----------------------- ----------------------
Earnings (loss) per share        $ (1.09)           $ 0.07               $ 0.06                 $ 0.02
--------------------------- ------------------- ---------------- ----------------------- ----------------------

William E. Morgenstern, Chairman and CEO of Rent-Way, stated, "This past quarter marked a significant turning point in positioning Rent-Way for profitability and future growth. The fact that we reported net income of $0.06 per share, excluding the significant items discussed above, is important as we seek opportunities to refinance the Company."

Mr. Morgenstern continued, "Store traffic continued to be strong and the number of new customers and total rental agreements rose in the second quarter. Clearly, our strategic shift to higher quality, higher margin products and an aggressive marketing and advertising plan has significantly contributed to this success. These initiatives, combined with a greater investment in our people and an investment banking fee of $833,000 paid to Salomon Smith Barney for their role as advisors in association with our potential refinancing efforts, have resulted in operating income that is slightly less than in the second quarter last year despite a difficult retail environment."

Rent-Way reduced its debt in the quarter to just under $214 million as of March 31, 2003. This level represents a year-over-year decline of approximately $103 million. Following the sale of 295 stores on February 10, 2003, the Company paid down $74 million of existing debt in the second quarter.

William A. McDonnell, Vice President and CFO commented, "We remain focused on our top priority of refinancing the company's existing bank debt. While at this time we cannot comment on the details of our efforts to refinance the company, we are working toward completing a refinancing in the near term."

Mr. Morgenstern concluded, "We believe the strong operating performance of our stores, the settlement of the class action lawsuit, the sale of under-performing stores and the completion of our organizational restructuring were each key milestones to building a stronger Rent-Way for the future. Most significantly, each element is critical to our ability to refinance the company in a way that will provide us with sufficient capital in the near-term to fully execute our business plan and build long-term shareholder value."

About Rent-Way

Rent-Way is one of the nations largest operators of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 754 stores in 33 states. Safe-Harbor Statements This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements contain the words "projects," "anticipates," "believes," "expects," "intends," "will," "may" and similar words and expressions. Each such statement is subject to uncertainties, risks and other factors that could cause actual results or performance to differ materially from the results or performance expressed in or implied by such statements. The forward-looking statements in this news release that contain projections of the company's expected financial performance and other projections regarding future performance are inherently subject to change given the nature of projections and the company's actual performance may be better or worse than projected. Uncertainties, risks and other factors that may cause actual results or performance to differ materially from any results or performance expressed or implied by forward-looking statements in this news release include: (1) the company's ability to control its operating expenses and to continue to realize operating efficiencies, including reducing expenses following the sale of stores to Rent-A-Center, (2) the company's ability to develop, implement and maintain adequate and reliable internal accounting systems and controls, (3) the company's ability to retain existing senior management and to attract additional management employees, (4) general economic and business conditions, including demand for the company's products and services, (5) general conditions relating to the rental-purchase industry, including the impact of state and federal laws regulating or otherwise affecting the rental-purchase transaction, (6) competition in the rental-purchase industry, including competition with traditional retailers, (7) the company's ability to make principal and interest payments on and to refinance on acceptable terms or at all its high level of outstanding debt, (8) the outcome of the class action lawsuit and the shareholder derivative lawsuit commenced against the company, its officers and directors and (9) the outcome of any continuing investigations or proceedings involving the company and its officers, including investigations or proceedings commenced by governmental authorities, such as the SEC and the U.S. Department of Justice. A discussion of other risk factors that may cause actual results to differ from the results expressed in or implied by these forward-looking statements can be found in the company's periodic filings with the SEC. The company disclaims any duty to provide updates to the forward-looking statements made in this news release.

                                      # # #



                                  RENT-WAY, INC.
                           SELECTED BALANCE SHEET DATA
                            (all dollars in thousands)

                             March 31, 2003         September 30, 2002
                       ---------------------------------------------------

Cash and cash equivalents        $ 10,233                $  7,295

Prepaid expenses                   12,129                  10,361

Rental merchandise, net           177,560                 147,608

Total Assets                      463,831                 510,794


Accounts payable                   32,589                  17,643

Debt                              213,960                 277,207

Total Liabilities                 360,705                 374,197

Shareholders' Equity              103,126                 136,597



                                                                  RENT-WAY, INC.
                                                    CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                    (all dollars in thousands except per share data)

                                                        For the three months ended                     For the six months ended
                                                                  March 31,                                    March 31,
                                                          2003                  2002                    2003                  2002
                                                       (unaudited)           (unaudited)             (unaudited)         (unaudited)

Revenues:
   Rental revenue                                $104,489   80.2%     $102,361    79.3%       $201,277    80.5%     $198,374   79.5%
   Prepaid phone service revenue                    9,931    7.6%       10,192     7.9%         19,192     7.7%       19,395    7.8%

   Other revenue                                   15,819   12.1%       16,472    12.8%         29,608    11.8%       31,829   12.8%


Total Revenue                                     130,239  100.0%      129,025   100.0%        250,077   100.0%      249,598  100.0%


Costs and operating expenses:
   Depreciation and amortization:
      Rental merchandise                           33,320   25.6%       36,611    28.4%         62,013    24.8%       70,486   28.2%

      Property and equipment                        5,153    4.0%        6,140     4.8%         10,809     4.3%       12,817    5.1%

      Amortization of goodwill and other              474    0.4%          615     0.5%            952     0.4%        1,230    0.5%
intangibles
   Cost of prepaid phone service                    6,012    4.6%        6,363     4.9%         11,739     4.7%       11,845    4.7%

   Salaries and wages                              32,562   25.0%       29,716    23.0%         66,306    26.5%       60,546   24.3%

   Advertising, net                                 4,721    3.6%        5,213     4.0%         13,481     5.4%       15,397    6.2%

   Occupancy                                        8,445    6.5%        7,940     6.2%         16,105     6.4%       16,463    6.6%

   Restructuring costs                              2,215    1.7%            -     0.0%          2,215     0.9%            -    0.0%

   Other operating expenses                        29,815   22.9%       26,124    20.2%         54,440    21.8%       50,117   20.1%

         Total costs and operating expenses       122,717   94.2%      118,722    92.0%        238,060    95.2%      238,901   95.7%


         Operating income                           7,522    5.8%       10,303     8.0%         12,017     4.8%       10,697    4.3%


Other income (expense):
Settlement of class action lawsuit                (14,000) -10.7%            -     0.0%        (14,000)   -5.6%            -    0.0%

Interest expense                                   (9,249)  -7.1%      (10,593)   -8.2%        (18,345)   -7.3%      (25,027) -10.0%

Interest income                                        43    0.0%           95     0.1%             54     0.0%          308    0.1%

Other income (expense), net                         1,795   1.38%        2,609     2.0%           3,282    1.31%       4,389    1.8%

      Income (loss) before income taxes           (13,889) -10.7%        2,414     1.9%         (16,992)   -6.8%      (9,633)  -3.9%


Income tax expense                                    672    0.5%        2,014     1.6%           2,102     0.8%      12,636    5.1%


Income (loss) before change in accounting principle
and discontinued operations                       (14,561) -11.2%          400     0.3%         (19,094)   -7.6%     (22,269)  -8.9%


Cumulative effect of change in accounting principle     -    0.0%            -     0.0%               -     0.0%     (41,527) -16.6%

Income (loss) from discontinued operations        (13,357) -10.3%        1,197     0.9%         (14,184)   -5.7%       1,171    0.5%


Net loss                                       $ (27,918)  -21.4%     $  1,597     1.2%     $ (33,278)   -13.3%   $ (62,625)  -25.1%

Earnings (loss) per common share:
    Basic earnings (loss) per common share
       Income (loss) before change in accounting
       principle and discontinued operations            $  (0.57)             $   0.02               $  (0.74)             $  (0.91)
        Net income (loss)                               $  (1.09)             $   0.07               $  (1.30)             $  (2.55)

    Diluted earnings (loss) per common share
       Income (loss) before change in accounting
       principle and discontinued operations            $  (0.57)             $   0.02               $  (0.74)             $  (0.91)
        Net income (loss)                               $  (1.09)             $   0.07               $  (1.30)             $  (2.55)

Weighted average common shares outstanding:
    Basic
                                                           25,686               24,530                  25,686                24,521

    Diluted
                                                           25,686               24,633                  25,686                24,521



                                                  RENT-WAY, INC.
                                             SUPPLEMENTAL INFORMATION
                                  (all dollars in thousands except per share data)

                                                                       Three Months Ended               Three Months Ended
                                                                          March 31, 2003                  March 31, 2002

RECONCILIATION OF OPERATING INCOME TO
   OPERATING INCOME EXCLUDING SIGNIFICANT ITEMS
Operating income                                                               $      7,522                    $     10,303

Significant items:
Corporate restructuring costs
                                                                                      2,215                               -

Operating income excluding significant items                                   $      9,737                    $     10,303

RECONCILIATION OF NET INCOME (LOSS) TO NET INCOME
   EXCLUDING SIGNIFICANT ITEMS

Net income (loss)                                                              $    (27,918)                   $      1,597
Significant items:
Corporate restructuring costs
                                                                                      2,215                               -
Settlement of class action lawsuit
                                                                                     14,000                               -
Discontinued operations
                                                                                     13,357                         (1,197)

Net income excluding significant items                                         $      1,654                     $       400

RECONCILIATION OF BASIC EARNINGS PER SHARE TO BASIC
   EARNINGS PER SHARE EXCLUDING SIGNIFICANT ITEMS

Basic earnings per share                                                       $     (1.09)                     $      0.07
Significant items:
Restructuring costs
                                                                                       0.09                               -
Settlement of class action lawsuit
                                                                                       0.54                               -
Discontinued operations
                                                                                       0.52                          (0.05)

Basic earnings per share excluding significant items                            $      0.06                     $      0.02

Weighted average basic common shares outstanding
                                                                                     25,686                          24,530



